Exhibit 99.1

News Release
RAMBUS REPORTS SECOND QUARTER 2017 FINANCIAL RESULTS

•	Revenue of $94.7 million, up 24% year over year

•	GAAP diluted net income per share of $0.02; non-GAAP diluted net income per share of $0.14

•	Secured customer and partnership agreements with industry leaders including: Cybertrust, Synopsys, Google and Interac

•	Launched turn-key, secure CryptoManager™ IoT Device Management service and demonstrated with Qualcomm and STMicroelectronics

SUNNYVALE, Calif. - July 24, 2017 - Rambus Inc. (NASDAQ:RMBS) today reported financial results for the second quarter ended June 30, 2017. Total revenue for the quarter was $94.7 million, 24% higher than a year ago, with GAAP diluted net income per share of $0.02 and non-GAAP diluted net income per share of $0.14. Total revenue for the six months ended June 30, 2017 was $192.1 million, 29% higher than a year ago.

“We continue to build upon our positive start to the year with strength in our patent and technology licensing programs, as well as ongoing validation from our partners and customers that our technologies are solving the critical problems facing the data center and mobile edge markets,” said Dr. Ron Black, chief executive officer of Rambus. “We are excited by the momentum in our Security Division, signing agreements with Cybertrust and Synopsys on our CryptoManager Infrastructure and introducing our in-field CryptoManager IoT Device Management service for easy and broad adoption of our provisioning solutions.”

Business Review

In our Memory and Interfaces Division, we expanded our Server DIMM chipset family with the introduction of the industry’s first production, JEDEC-standard DDR4 Non-volatile Register Clock Driver (NVRCD) for NVDIMM applications in high-performance data centers. The NVRCD chip builds upon our existing high-speed chip and signaling expertise to enable non-volatile server memory modules to combine the performance of DRAM with the persistence of storage-class memory, delivering high performance and reliability of data for next-generation enterprise and data center systems. In addition, we signed key renewals and new agreements for patent and technology licensing, closing our largest ever high-speed interface technology agreement with a large semiconductor company.

Our Security Division, which consists of our cryptography, mobile payments and smart ticketing businesses, had an exciting quarter with the launch of our in-field CryptoManager IoT Device Management service for turnkey secure device connectivity, monitoring and provisioning. The service is designed to work with leading cloud platforms and provides out-of-the-box connectivity to IoT service providers and device manufacturers. As part of the launch at IoT World in Santa Clara, we featured live demonstrations with both Qualcomm and STMicroelectronics processor chips showcasing mutual authentication and communication. In addition, we expanded our ecosystem of CryptoManager Infrastructure customers and partners with the addition of Cybertrust, a subsidiary of SoftBank Technology Corp, and Synopsys. Both accelerate adoption of our security solutions and leverage our CryptoManager Infrastructure for secure key provisioning to enable secure, remote lifecycle management and updates of connected devices.

Financial Review	GAAP		Non-GAAP(1)
(In millions, except for percentages and per share amounts)	Three Months Ended June 30,		Three Months Ended June 30,
	2017	2016	2017	2016
Revenue	$94.7	$76.5	$94.7	$76.5
Total operating costs and expenses	$86.5	$64.5	$69.3	$50.5
Operating income	$8.2	$12.0	$25.4	$26.0
Operating margin	9%	16%	27%	34%
Net income	$2.6	$3.9	$15.6	$16.7
Diluted net income per share	$0.02	$0.03	$0.14	$0.15

Total cash and marketable securities	$168.0	$259.3	$168.0	$259.3
Total assets	$806.0	$765.8	$806.0	$765.8
Total stockholders’ equity	$570.2	$542.4	$570.2	$542.4

Financial Review	GAAP		Non-GAAP(1)
(In millions, except for percentages and per share amounts)	Six Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$192.1	$149.2	$192.1	$149.2
Total operating costs and expenses	$170.4	$127.9	$136.1	$99.5
Operating income	$21.7	$21.3	$56.0	$49.7
Operating margin	11%	14%	29%	33%
Net income	$5.6	$5.8	$34.7	$31.3
Diluted net income per share	$0.05	$0.05	$0.30	$0.28

(1)
See “Supplemental Reconciliation of GAAP to Non-GAAP Results” and “Reconciliation of Other GAAP to Non-GAAP Items” tables included below. Note that the applicable non-GAAP measures are presented and that revenue and the balance sheet items are solely presented on a GAAP basis.

Revenue for the quarter was $94.7 million as execution in our Security Division and Lighting Division offset the anticipated seasonality of our business. As a result of our execution on acquisitions, revenue for our Memory and Interface Division was up 24% year over year and revenue for the Security Division was up 42% year over year. GAAP total operating costs and expenses were at the low end of our expectations, yielding $0.02 of GAAP net income per share and in line with our expectations. We had non-GAAP net income per share of $0.14, towards the high end of our expectations.

Cash, cash equivalents, and marketable securities as of June 30, 2017 were $168.0 million, a decrease of $19.7 million from March 31, 2017, mainly due to the use of $50 million related to the accelerated share repurchase program announced on May 1st, offset by cash generated from operating activities of approximately $25 million. Adjusted EBITDA for the quarter was $28.7 million.

2017 Third Quarter Outlook

(In millions, except per share amounts)	GAAP	Non-GAAP (1)
Revenue	$96 - $102	$96 - $102
Total operating costs and expenses	$89 - $85	$71 - $67
Operating income	$7 - $17	$25 - $35
Diluted net income per share	$0.02 - $0.08	$0.14 - $0.20

(1)	See “Reconciliation of GAAP Forward Looking Estimates to Non-GAAP Forward Looking Estimates” tables included below.

For the third quarter of 2017, the Company expects revenue to be between $96 million and $102 million. Revenue is not without risk and achieving revenue in this range will require that the Company sign customer agreements for patent licensing, various product sales, mobile payments software and solutions licensing among other matters. The Company also expects operating costs and expenses to be between $85 million and $89 million, and diluted net income per share to be between $0.02 and $0.08. The Company also expects non-GAAP operating costs and expenses to be between $67 million and $71 million, and non-GAAP diluted net income per share to be between $0.14 and $0.20. These non-GAAP expectations assume non-GAAP interest and other income and expense of $1 million, tax rate of 35% (refer to non-GAAP financial information below - income tax adjustments) and diluted share count of 113 million, and exclude stock-based compensation expense ($8 million), amortization expense ($11 million), and non-cash interest expense on convertible notes ($2 million).

Conference Call:

Rambus management will discuss the results of the quarter during a conference call scheduled for 2:00pm PT today. The call, audio and slides will be available online at investor.rambus.com and a replay will be available for the next week at the following numbers: (855) 859-2056 (domestic) or (404) 537-3406 (international) with ID#36458130.

About Rambus Inc.

Rambus creates innovative hardware and software technologies, driving advancements from the data center to the mobile edge. Our chips, customizable IP cores, architecture licenses, tools, software, services, training and innovations improve the competitive advantage of our customers. We collaborate with the industry, partnering with leading ASIC and SoC designers, foundries, IP developers, EDA companies and validation labs. Our products are integrated into tens of billions of devices and systems, powering and securing diverse applications, including Big Data, Internet of Things (IoT), mobile payments, and smart ticketing. At Rambus, we are makers of better. For more information, visit rambus.com.

Forward-Looking Statements

This release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 including those relating to Rambus’ expectations regarding our new product and service offerings, growth for 2017 and financial guidance for the third quarter of 2017, including revenue, operating costs and expenses, earnings per share and estimated, fixed, long-term projected tax rates, both on a GAAP and non-GAAP basis as appropriate. Such forward-looking statements are based on current expectations, estimates and projections, management’s beliefs and certain assumptions made by Rambus’ management. Actual results may differ materially. Rambus’ business generally is subject to a number of risks which are described more fully in Rambus’ periodic reports filed with the Securities and Exchange Commission. Rambus undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Contact:
Rahul Mathur
Senior Vice President, Finance and Chief Financial Officer
Rambus Inc.
(408) 462-8000
rmathur@rambus.com

Source: Rambus Inc.

Overview of Non-GAAP Results

In the commentary set forth above and in the financial statements included in this earnings release, the Company presents the following non-GAAP financial measures: operating costs and expenses, operating margin, operating income (loss), net income (loss), diluted net income (loss) per share and Adjusted EBITDA. In computing each of these non-GAAP financial measures, the following items were considered as discussed below: stock-based compensation expenses, acquisition-related transaction costs and retention bonus expense, amortization expenses, non-cash interest expense and certain other one-time adjustments. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Management believes the non-GAAP financial measures are appropriate for both its own assessment of, and to show investors, how the Company’s performance compares to other periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Reconciliation from GAAP to non-GAAP results is included in the financial statements contained in this release.

The Company’s non-GAAP financial measures reflect adjustments based on the following items:

Stock-based compensation expense. These expenses primarily relate to employee stock options, employee stock purchase plans, and employee non-vested equity stock and non-vested stock units. The Company excludes stock-based compensation expense from its non-GAAP measures primarily because such expenses are non-cash expenses that the Company does not believe are reflective of ongoing operating results. Additionally, given the fact that other companies may grant different amounts and types of equity awards and may use different option valuation assumptions, excluding stock-based compensation expense permits more accurate comparisons of the Company’s results with peer companies.

Acquisition-related transaction costs and retention bonus expense. These expenses include all direct costs of certain acquisitions and the current periods’ portion of any retention bonus expense associated with the acquisitions. The Company excludes these expenses in order to provide better comparability between periods.

Amortization expense. The Company incurs expenses for the amortization of intangible assets acquired in acquisitions. The Company excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Company’s prior acquisitions and have no direct correlation to the operation of the Company’s core business.

Non-cash interest expense on convertible notes. The Company incurs non-cash interest expense related to its convertible notes. The Company excludes non-cash interest expense related to its convertible notes to provide more accurate comparisons of the Company’s results with other peer companies and to more accurately reflect the Company’s ongoing operations.

Income tax adjustments. For purposes of internal forecasting, planning and analyzing future periods that assume net income from operations, the Company estimates a fixed, long-term projected tax rate of approximately 35 percent for both 2017 and 2016, which consists of estimated U.S. federal and state tax rates, and excludes tax rates associated with certain items such as withholding tax, tax credits, deferred tax asset valuation allowance and the release of any deferred tax asset valuation allowance. Accordingly, the Company has applied these tax rates to its non-GAAP financial results for all periods in the relevant years to assist the Company’s planning for future periods. The Company has provided below a reconciliation of its GAAP provision for income taxes and GAAP effective tax rate to the assumed non-GAAP provision for income taxes and non-GAAP effective tax rate.

On occasion in the future, there may be other items, such as impairments or significant gains or losses from contingencies, that the Company may exclude in deriving its non-GAAP financial measures if it believes that doing so is consistent with the goal of providing useful information to investors and management.

Rambus Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	June 30, 2017	December 31, 2016
ASSETS

Current assets:
Cash and cash equivalents	$167,207	$135,294
Marketable securities	746	36,888
Accounts receivable	36,788	21,099
Inventories	5,328	5,633
Prepaids and other current assets	12,255	17,867
Total current assets	222,324	216,781
Intangible assets, net	111,875	132,388
Goodwill	207,959	204,794
Property, plant and equipment, net	54,305	58,442
Deferred tax assets	206,942	168,342
Other assets	2,564	2,749
Total assets	$805,969	$783,496

LIABILITIES & STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$9,099	$9,793
Accrued salaries and benefits	14,076	14,177
Deferred revenue	21,327	16,932
Other current liabilities	9,449	10,399
Total current liabilities	53,951	51,301
Long-term liabilities:
Convertible notes, long-term	129,690	126,167
Long-term imputed financing obligation	37,677	38,029
Other long-term liabilities	14,433	15,217
Total long-term liabilities	181,800	179,413
Total stockholders’ equity	570,218	552,782
Total liabilities and stockholders’ equity	$805,969	$783,496

Rambus Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

Revenue:
Royalties	$69,990	$62,835	$138,946	$125,712
Product revenue	8,401	3,902	19,305	7,214
Contract and other revenue	16,329	9,764	33,820	16,257
Total revenue	94,720	76,501	192,071	149,183
Operating costs and expenses:
Cost of product revenue (1)	7,480	3,016	12,730	5,550
Cost of contract and other revenue	14,337	11,073	28,818	20,746
Research and development (1)	37,522	28,753	73,522	57,280
Sales, general and administrative (1)	27,137	21,789	55,323	44,884
Gain from settlement	—	(138)	—	(579)
Total operating costs and expenses	86,476	64,493	170,393	127,881
Operating income	8,244	12,008	21,678	21,302
Interest income and other income (expense), net	129	1,138	283	1,380
Interest expense	(3,261)	(3,163)	(6,467)	(6,304)
Interest and other income (expense), net	(3,132)	(2,025)	(6,184)	(4,924)
Income before income taxes	5,112	9,983	15,494	16,378
Provision for income taxes	2,507	6,107	9,883	10,624
Net income	$2,605	$3,876	$5,611	$5,754
Net income per share:
Basic	$0.02	$0.04	$0.05	$0.05
Diluted	$0.02	$0.03	$0.05	$0.05
Weighted average shares used in per share calculation
Basic	110,060	109,904	110,758	109,818
Diluted	112,565	112,061	114,091	112,202

_________
(1) Total stock-based compensation expense for the three and six months ended June 30, 2017 and 2016 is presented as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cost of product revenue	$19	$14	$33	$28
Research and development	$3,067	$2,109	$6,079	$4,189
Sales, general and administrative	$3,523	$2,926	$7,093	$5,696

Rambus Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Results
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Operating costs and expenses	$86,476	$83,917	$64,493	$170,393	$127,881
Adjustments:
Stock-based compensation expense	(6,609)	(6,596)	(5,049)	(13,205)	(9,913)
Acquisition-related transaction costs and retention bonus expense	(90)	(81)	(789)	(171)	(2,597)
Amortization expense	(10,450)	(10,488)	(8,152)	(20,938)	(15,871)
Non-GAAP operating costs and expenses	$69,327	$66,752	$50,503	$136,079	$99,500

Operating income	$8,244	$13,434	$12,008	$21,678	$21,302
Adjustments:
Stock-based compensation expense	6,609	6,596	5,049	13,205	9,913
Acquisition-related transaction costs and retention bonus expense	90	81	789	171	2,597
Amortization expense	10,450	10,488	8,152	20,938	15,871
Non-GAAP operating income	$25,393	$30,599	$25,998	$55,992	$49,683

Income before income taxes	$5,112	$10,382	$9,983	$15,494	$16,378
Adjustments:
Stock-based compensation expense	6,609	6,596	5,049	13,205	9,913
Acquisition-related transaction costs and retention bonus expense	90	81	789	171	2,597
Amortization expense	10,450	10,488	8,152	20,938	15,871
Non-cash interest expense on convertible notes	1,774	1,749	1,675	3,523	3,326
Non-GAAP income before income taxes	$24,035	$29,296	$25,648	$53,331	$48,085
GAAP provision for income taxes	2,507	7,376	6,107	9,883	10,624
Adjustment to GAAP provision for income taxes	5,905	2,878	2,870	8,783	6,206
Non-GAAP provision for income taxes	8,412	10,254	8,977	18,666	16,830
Non-GAAP net income	$15,623	$19,042	$16,671	$34,665	$31,255

Non-GAAP basic net income per share	$0.14	$0.17	$0.15	$0.31	$0.28
Non-GAAP diluted net income per share	$0.14	$0.17	$0.15	$0.30	$0.28
Weighted average shares used in non-GAAP per share calculation:
Basic	110,060	111,464	109,904	110,758	109,818
Diluted	112,565	115,325	112,061	114,091	112,202

Supplemental Reconciliation of GAAP to Non-GAAP Effective Tax Rate (1)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016

GAAP effective tax rate	49%	71%	61%	64%	65%
Adjustment to GAAP effective tax rate	(14)%	(36)%	(26)%	(29)%	(30)%
Non-GAAP effective tax rate	35%	35%	35%	35%	35%

(1)
For purposes of internal forecasting, planning and analyzing future periods that assume net income from operations, the Company estimates a fixed, long-term projected tax rate of approximately 35 percent for both 2017 and 2016, which consists of estimated U.S. federal and state tax rates, and excludes tax rates associated with certain items such as withholding tax, tax credits, deferred tax asset valuation allowance and the release of any deferred tax asset valuation allowance. Accordingly, the Company has applied these tax rates to its non-GAAP financial results for all periods in the relevant year to assist the Company’s planning for future periods.

Rambus Inc.
Reconciliation of Other GAAP to Non-GAAP Items
(In thousands, except percentages)
(Unaudited)

	GAAP		Non-GAAP
	Three Months Ended June 30,		Three Months Ended June 30,
	2017	2016	2017	2016
Revenue (i)	$94,720	$76,501	$94,720	$76,501
Operating income (ii)	8,244	12,008	25,393	25,998
Operating margin (ii/i)	9%	16%	27%	34%

	GAAP		Non-GAAP
	Six Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue (i)	$192,071	$149,183	$192,071	$149,183
Operating income (ii)	21,678	21,302	55,992	49,683
Operating margin (ii/i)	11%	14%	29%	33%

	Three Months Ended June 30,
	2017	2016

Net income	$2,605	$3,876
Add back:
Interest and other income (expense), net	3,132	2,025
Provision for income taxes	2,507	6,107
Depreciation expense	3,330	2,996
Amortization expense	10,450	8,152
EBITDA (1)	$22,024	$23,156
Adjustments:
Stock-based compensation expense	6,609	5,049
Acquisition-related transaction costs and retention bonus expense	90	789
Adjusted EBITDA (2)	$28,723	$28,994

(1)
EBITDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. The most directly comparable GAAP measure is net income. EBITDA is net income adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net income computed under GAAP.

(2)	Adjusted EBITDA excludes the impact of other non-GAAP adjustments indicated in the above tables.

Rambus Inc.
Reconciliation of GAAP Forward Looking Estimates to Non-GAAP Forward Looking Estimates
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2017
	Low	High

Forward-looking operating costs and expenses	$89.2	$85.2
Adjustments:
Stock-based compensation expense	(7.5)	(7.5)
Amortization expense	(11.0)	(11.0)
Forward-looking Non-GAAP operating costs and expenses	$70.7	$66.7

Forward-looking operating income	$6.8	$16.8
Adjustments:
Stock-based compensation expense	7.5	7.5
Amortization expense	11.0	11.0
Forward-looking Non-GAAP operating income	$25.3	$35.3

Forward-looking income before income taxes	$4.1	$14.1
Adjustments:
Stock-based compensation expense	7.5	7.5
Amortization expense	11.0	11.0
Non-cash interest expense on convertible notes	1.7	1.7
Forward-looking Non-GAAP income before income taxes	$24.3	$34.3
Forward-looking GAAP provision for income taxes	1.4	4.9
Adjustment to Forward-looking GAAP provision for income taxes	7.1	7.1
Forward-looking Non-GAAP provision for income taxes	8.5	12.0
Forward-looking Non-GAAP net income	$15.8	$22.3

Forward-looking Non-GAAP basic net income per share	$0.14	$0.20
Forward-looking Non-GAAP diluted net income per share	$0.14	$0.20
Weighted average shares used in forward-looking Non-GAAP per share calculation:
Basic	111.0	111.0
Diluted	113.0	113.0